Exhibit 99.1

Western Digital Appoints Robert Eulau As Chief Financial Officer

SAN JOSE, Calif. – April 18, 2019 – Western Digital Corp. (NASDAQ: WDC) today announced the appointment of Robert Eulau to lead the company’s finance organization as executive vice president and chief financial officer (CFO), reporting to Steve Milligan, Western Digital’s chief executive officer (CEO). Eulau will join Western Digital on April 22, 2019 to begin his transition into the new role and will formally take over the CFO role from Mark Long on May 9, 2019. Eulau, who joins Western Digital with more than 30 years’ experience in financial and operational leadership roles in the technology industry, succeeds Long, who, as previously announced, will be leaving the company in June 2019.

“Western Digital occupies an increasingly strategic position in today’s data-driven world. Bob Eulau’s background in optimizing financial and operational performance, paired with his strong leadership skills, will help position us to make the most of exciting short- and long-term growth opportunities,” said Milligan. “I’m thrilled to be adding an executive of Bob’s caliber to our leadership team and I look forward to working with him.”

“I’m honored to join Western Digital at such an important time in the company’s history,” said Eulau. “The team has built a strong platform for growth and value creation, and I look forward to helping maximize the many opportunities ahead for the company.”

Eulau was most recently CEO at Sanmina Corporation where he previously served for eight years as CFO. Previously, Eulau held chief financial officer positions at Alien Technology Corporation and Rambus Incorporated, and held a number of financial leadership roles at Hewlett-Packard Company. Eulau earned a Master’s in Business Administration (Finance/Accounting) from The University of Chicago and a Bachelor’s in Mathematics from Pomona College. He will be based at the company’s San Jose, CA headquarters location.

About Western Digital

Western Digital creates environments for data to thrive. The company is driving the innovation needed to help customers capture, preserve, access and transform an ever-increasing diversity of data. Everywhere data lives, from advanced data centers to mobile sensors to personal devices, our industry-leading solutions deliver the possibilities of data. Western Digital® data-centric solutions are marketed under the Western Digital, G-Technology™, SanDisk® and WD® brands.

Forward-Looking Statements

This press release contains forward-looking statements that involve risks and uncertainties, including, but not limited to, statements regarding the company’s transition plan for the chief financial officer position and the company’s positioning to capitalize on opportunities associated with the volume and value of data. Forward-looking statements should not be read as a guarantee of future performance or results, and will not necessarily be accurate indications of the times at, or by, which such performance or results will be achieved, if at all. Forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those expressed or implied in the forward-looking statements. Key risks and uncertainties include: volatility in global economic conditions; business conditions and growth in the storage ecosystem; impact of restructuring activities and cost saving initiatives; impact of competitive products and pricing; market acceptance and cost of commodity materials and specialized product components; actions by competitors; unexpected advances in competing technologies; the development and introduction of products based on new technologies and expansion into new data storage markets; risks associated with acquisitions, mergers and joint ventures; difficulties or delays in manufacturing; and other risks and uncertainties listed in the company’s filings with the Securities and Exchange Commission (the “SEC”), including the company’s Form 10-Q filed with the SEC on Feb. 5, 2019, to which your attention is directed. You should not place undue reliance on these forward-looking statements, which speak only as of the date hereof, and the company undertakes no obligation to update these forward-looking statements to reflect subsequent events or circumstances.

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Western Digital, the Western Digital logo, G-Technology, SanDisk and WD are registered trademarks or trademarks of Western Digital Corporation or its affiliates in the U.S. and/or other countries.

Contacts

Investor Relations Contact:

T. Peter Andrew

Western Digital Corp.

+1-949-672-9655

peter.andrew@wdc.com

investor@wdc.com

Press Contact:

Jim Pascoe

Western Digital Corp.

+1-408-717-6999

jim.pascoe@wdc.com